Exhibit 10.27H

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

EIGHTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This EIGHTH AMENDMENT (this “Eighth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the “Eighth Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #[*******]) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Eighth Amendment. If the terms and conditions set forth in this Eighth Amendment conflict with the Agreement, the terms and conditions of this Eighth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Eighth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Eighth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Eighth Amendment. Except as amended by this Eighth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG currently provides to Customer certain Financial Services pursuant to Exhibit C-3, “Financial Services,” to Schedule C, “Recurring Services” to the Agreement; and

WHEREAS, Customer has a direct contract with [****** ********* ********* *** (“******”)] for certain lockbox services, which contract requires [******] and CSG to exchange certain information to enable CSG to provide Customer certain lockbox processing reconciliation services; and

Whereas, as CSG and [****** are not ** *********** *******], CSG and Customer desire to amend the Agreement to prescribe certain terms and conditions relative to the parties’ respective obligations with respect to the lockbox processing reconciliation services and CSG and [********] coordination as necessary to provide such services.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to amend the Agreement as follows:

1.

The Parties have reviewed and updated the terms of Exhibit C-3, “Financial Services,” to Schedule C, “Recurring Services,” to the Agreement to reflect the current Recurring Services made available and/or provided to Customer.  As a result, Exhibit C-3, “Financial Services,” to Schedule C, “Recurring Services,” to the Agreement is deleted in its entirety and replaced with the revised Exhibit C-3 set forth on Attachment A attached hereto.

2.

CSG and Customer agree to amend the Agreement to specify certain terms relative to the lockbox processing reconciliation services by adding a new Exhibit C-3(f) to Exhibit C-3, “Financial Services,” to Schedule C, “Recurring Services,” to the Agreement, as set forth in Attachment B attached hereto.

Exhibit 10.27H

IN WITNESS WHEREOF the parties hereto have caused this Eighth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP Procurement	Title: SVP, General Counsel & Secretary
Date: 29-Jun-21	Date: Jun 24, 2021

Exhibit 10.27H

Attachment A

Exhibit C-3

Financial Services

1.            Services.  For the fees set forth in Schedule F and as designated with commercially reasonable notice in writing by Customer to CSG, Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to Customer’s requirements for Financial Services made available under this Agreement, which Financial Services may be used independently or in any combination required by Customer, and shall include (but not be limited to) the following: [******** *** ********* ******* *********** **** ********** ******** (******* *********)* ********* ****** **** ********** ********* ******** ****** **** ********** ******** *** ******* ******** *** **** ******** ********] as designated with reasonable notice in writing by Customer. The Financial Services available to Customer from time-to-time are described in sub-Exhibits that immediately follow this Exhibit C-3 and /or in Schedule F.

In addition, CSG’s performance of Financial Services shall also be deemed to include certain back-office operations and services performed by CSG in connection with Customer’s revenue management and collection (e.g., lockbox reconciliation services), the fees of which shall, [** *** ********** ********** ** ******** ** ** ****** ** ** ******** ** *** ***].  Any specific terms relative to CSG’s provision of lockbox reconciliation services shall be described in one or more sub-Exhibits that immediately follow this Exhibit C-3 and/or in Schedule F.

2.            Compliance with Laws.  Customer will comply in all material respects with all applicable Laws pertaining to consumer credit information (including the Fair Credit Reporting Act, 15 USC, §1681, et seq.), electronic processing and any other financial activity related to the Services, provided by CSG under this Exhibit.  In the event of evidence of fraudulent activity by Customer, CSG may immediately discontinue all Services under this Exhibit.

3.            Records.  CSG shall maintain records of the transactions it performs under this Exhibit, but shall not be liable for any Damages, loss of data, delays and errors in connection with Services provided hereunder that are beyond CSG’s reasonable control.

4.Third Party Fees.  CSG is not responsible for any fees (including, fines or penalties) or fee variances that may result from any third party processing of Customer business as charged by third parties to Customer in connection with the Financial Services.

5.Liability.  CSG shall not be liable for any failure to the extent it is the result of (a) the inoperability of networks (LANs or WANs) or any hardware or software located on Customer’s or its third party vendor/merchant’s premise or (b) any acts, omissions or services provided by Customer’s vendor(s), merchant(s), or partners, including but not limited to the failure to provide CSG accurate content or comply with contractually prescribed data formats.  Further, CSG shall not be liable for delays in authorization response times that are a direct result of Customer’s chosen third party financial services vendor, including payment gateways, merchant acquirers, merchant banks, or credit scoring institutions.  Customer will compensate CSG for the reasonable costs incurred by CSG to fix or remedy problems, defects or interruptions due to or caused by Customer’s vendor(s), merchant(s), or partners; provided, if the nature of the problem or interruption presents a reasonable opportunity for CSG, prior to performing such services, to notify Customer of the nature of services to be provided and an estimate of costs to be incurred to fix such problem or interruption, CSG shall notify Customer of the nature of such services and such costs and seek Customer’s written approval thereof prior to CSG commencing such services.  If, in CSG’s reasonable judgment, no opportunity exists to so notify Comcast before CSG must commence such services, Customer shall reimburse CSG for such costs, provided CSG (i) notifies Customer promptly after incurring such costs, and (ii) furnishes evidence to Customer specifying in reasonable detail such costs.

Exhibit 10.27H

6.

Third Party Vendors.  Prior to CSG engaging in any activity with Customer’s third party financial services vendors, such vendors shall be certified by CSG pursuant to a written certification agreement between CSG and either the third party vendor or Customer.  Such vendor shall be certified within [***** (**) ********] days of any implementation of services involving such third party vendor.  In addition, vendors shall be re-certified due to any changes made to either the vendor’s products and/or services or CSG’s billing system after the initial set up.  Such re-certification shall occur within [***** (**) ****] of any implementation of either the vendor’s new product/service or the changes in CSG’s billing system, whichever occurs.

Exhibit 10.27H

Attachment B

Exhibit C-3(f)

[******] Lockbox Processing Reconciliation Services

This Exhibit C-3(f) and attachments hereto prescribe the terms and conditions by which CSG shall provide Customer certain lockbox processing reconciliation services with and through Customer and its third party vendor, [******] [********* ********* *** (“******”) (the “******] Lockbox Processing Reconciliation Services”).  If Customer wishes to use a different or additional lockbox provider other than [******], the parties shall enter an amendment to this Agreement to specify the terms and conditions of lockbox processing reconciliation services with and through such other vendor.

1.[******] Lockbox Processing Reconciliation and Authorization.   CSG shall provide Customer with reconciliation services to settle Customer’s Connected Subscribers’ accounts following receipt by Customer of payments from Connected Subscribers via a lockbox, as more particularly described in Schedule A to this Exhibit C-3(f).  Customer authorizes CSG to provide [******] necessary Customer Confidential Information as CSG and Customer deem appropriate to provide the Services identified herein so long as Customer provides no written objections. Customer acknowledges that if it provides CSG written objection to the provision of Customer Confidential Information to [******], CSG shall (a) suspend the provision of such Customer Confidential Information as promptly as commercially possible after receipt of such objection and (b) be prospectively relieved of its responsibilities to provide Customer the ****** Lockbox Processing Reconciliation Services under this Exhibit C-3(f) (including Schedule A) during such suspension.

2.Requirements. CSG shall provide and Customer shall consume the [******] Lockbox Processing Reconciliation Services pursuant to Schedule A to this Exhibit C-3(f).

3.Termination of [******] Lockbox Processing Reconciliation Services.  Customer shall have the right, in its sole discretion and at any time, to terminate or discontinue use of the [******] Lockbox Processing Reconciliation Services by providing written notice to CSG [*** **** **** ****** (**) **** ***** ** **** *********** ** ************** (***** ** **********)].  Upon receipt of such notice, CSG shall, as requested by Customer in writing, immediately cease its provision of the [******] Lockbox Processing Reconciliation Services to Customer pursuant to such written notice or transition the [******] Lockbox Processing Reconciliation Services to Customer’s identified lockbox vendor.

4.[******] Lockbox Reconciliation Requirements and Instructions.  Customer shall be responsible for providing [******] with requirements and instructions (“[******] Lockbox Reconciliation Requirements and Instructions”) for provision of the [******] Lockbox Processing Reconciliation Services pursuant to Schedule A to this Exhibit C-3(f).  Non-compliance by [******] with these requirements and instructions may degrade the Services.  CSG shall notify Customer promptly after it learns of any noncompliance by [******] which could degrade the Services so that Customer has sufficient time to notify [****** so that ******] can correct such noncompliance.

5.Payment Data Delivery.  Customer acknowledges and agrees that to the extent [******] is provided incomplete, inaccurate or untimely payment data by Customer, or if [******] provides any such incomplete, inaccurate or untimely payment data or provides incorrectly formatted payment data, there may be an impact or delay to CSG’s ability to provide Customer with the Lockbox Processing Reconciliation Services and/or an error in such [******] Lockbox Processing Reconciliation Services. CSG shall not be responsible for any delays or damages caused by such incomplete, inaccurate or untimely payment data consistent with this Section 5, to the extent not attributable to CSG.

6.Payment Data Format and File Naming Compliance.  The parties agree to work together to ensure [******] provides the payment data to CSG in the previously agreed format and utilizing the naming conventions specified in Schedule A to this Exhibit C-3(f). Customer acknowledges that any deviation from such agreed format or naming conventions will result in impacts and/or delays to (a) processing of Customer’s lockbox file, (b) posting of payments to Customer’s Connected Subscribers’ accounts and (c) payment reporting by CSG to Customer.

Exhibit 10.27H

7.Changes to Requirements and Instructions.  The parties agree if there are changes to the [******] Lockbox Reconciliation Requirements and Instructions, such changes will be agreed in writing by the parties (email is sufficient with Vice President or above approval from each party) and Customer shall be responsible for providing such changes to the [******] Lockbox Reconciliation Requirements and Instructions to [******] in a timely manner.

8.Non-Exclusive Relationship.  The parties agree that nothing in this Exhibit C-3(f) or any attachment hereto creates an exclusive relationship and CSG will continue to have the ability to provide the lockbox processing reconciliation services using [******] as a processor for other CSG customers and Customer shall continue to have the ability to receive lockbox processing reconciliation services from CSG using processors other than [******].

Exhibit 10.27H

Schedule A

to

Exhibit C-3(f)

[******] Lockbox Reconciliation Requirements and Instructions

1.[******] Lockbox Reconciliation Requirements and Instructions in this Schedule A will be provided by Customer to [******]:

1.1	Definitions (as relates to this Schedule A).
1.1.1	“Bill” means a bill or invoice for the payment of goods and/or services sold, licensed or otherwise supplied by Customer.
1.1.2	“Payment File” means a payment file prepared by [******] and containing Bill payment information.

1.2	[********] Obligations.
1.2.1	[******] shall have a valid agreement in effect with Customer prior to sending Payment File data to CSG.
1.2.1

[******] shall provide a Payment File to CSG in accordance with the file format (the “Payment File Format”), a copy of which is attached hereto as Exhibit 1 to this Schedule A, provided to [******] by Customer pursuant to these [******] Lockbox Reconciliation Requirements and Instructions.

1.2.2

[******] is responsible to Customer for failure to provide accurate content to CSG in the Payment File.  To the extent that the content of the data in any Payment File provided by [******] to CSG is incorrect, CSG shall have no liability under this Agreement as relates to such Payment File, to the extent not attributable to CSG.

1.2.3

Pursuant to these [******] Lockbox Reconciliation Requirements and Instructions, [******] shall review and validate the information provided in each Confirmation Email (as defined in Section 1.3.4 below) sent by CSG.  Any errors identified by [******] shall be reported to the CSG International Support Desk within [*** (*) ****] of receipt of the Confirmation Email.  CSG shall not be responsible for errors not timely reported to CSG by [******] as provided herein.

1.2.4

[******] shall have adequately trained personnel available to resolve any Payment File issues or questions from the time a daily Payment File is submitted to CSG up to the time that a Confirmation Email is provided by CSG to [******].

1.2.5

Pursuant to the [******] Lockbox Reconciliation Requirements and Instructions, [******] will always adhere to the file naming conventions (the “File Naming Conventions”), attached as Exhibit 2 to this Schedule A.

1.2.6

Pursuant to the [******] Lockbox Reconciliation Requirements and Instructions, payment information shall be provided by [****** to CSG and ******] shall be responsible for certifying with CSG that its Payment File is consistent with the Payment File Format and the File Naming Conventions.

1.3	CSG’s Obligations.
1.3.1	CSG shall have a valid agreement in effect with Customer prior to receiving payments from [******].
1.3.2

CSG shall post all Bill payment information and other data and information contained in the Payment Files to the CSG billing system for Customer's database on the day such Payment File is received, provided that the Payment File is received prior to CSG’s cutoff time.  If a Payment File is received after the CSG cutoff time, the payment information and other data and information contained in such Payment File will post the next day.

1.3.3	CSG shall not amend, rectify, or delete any data or information contained in any Payment File without having received written instruction from Customer and [******] to do so.
1.3.4

CSG shall send [******] a confirmation email with the dollar amount of successfully posted transactions (“Confirmation Email”) as specified in Exhibit 3 to this Schedule A – Lockbox Confirmation Email.

Exhibit 1

Exhibit 10.27H

to

Schedule A

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Exhibit 10.27H

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Exhibit 10.27H

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Exhibit 2

Exhibit 10.27H

to

Schedule A

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Exhibit 10.27H

Exhibit 3

to

Schedule A

Lockbox Confirmation Email

Pursuant to the [******] Lockbox Reconciliation Requirements and Instructions, CSG will provide file confirmation emails to [******]:

1.

[******] will be set up to receive file Confirmation Emails.  When [******] transmits a file and it is successfully received and processed by CSG, a Confirmation Email will automatically be sent to [********] specified email address.  [*** ******* **** ** *** ***** **** *** “*** ******* **** *************]”

Each Confirmation Email will have a confirmation document attached in [******* ******].

2.	The purpose of the Confirmation Email is to provide [******] with ability to supervise its payment file after the payment file has been transmitted.

3.	An individual file will be made up of [*** (*) ** ****] batches. When received, the Confirmation Email will provide the following information for each batch within a processed file:
•	system principal assigned to the batch
•	whether the entire batch was accepted or rejected
-	a reject reason will be provided for any rejected batch
•	total dollar amount of a rejected batch
•	total dollar amount of accepted items within an accepted batch
-	individual items of an accepted batch can be rejected; when that occurs the totals of those items do not show in the total for the batch

4.	The Confirmation Email will also provide the total dollar amount of all (a) accepted payments and (b) returned batches. The totals for any rejected batches will not show in the overall totals.

5.	Every Confirmation Email will contain the following ending statement:

IF YOU HAVE QUESTIONS REGARDING THE CONTENTS OF THIS EMAIL, CONTACT CSG'S INTERNATIONAL SERVICE DESK ("ISD") AT [**************; REFERENCE JOB *******]

Note: [******] has been assigned a unique [**** ***] name that will be provided in the confirmation email.

6.	If a payment file is transmitted and processed at CSG successfully, [******] will receive the Confirmation Email within [****** (**) *******] of transmission.

7.

If [****** does not receive a Confirmation Email within such ****** (**) ****** time period, ******] should contact the ISD and provide the designated [****] job name.  The ISD will open a priority [* **** ********] and the CSG Financial Services on-call team will be paged.

8.	The CSG Financial Services on call team will assess the situation to determine what [*** ***** ****(*)] to engage.